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                      SUPPLEMENT DATED JUNE 22, 2009 TO THE
                        PROSPECTUS DATED MAY 1, 2009 FOR
                            SELIGMAN PORTFOLIOS, INC.
                  ON BEHALF OF ITS SELIGMAN CAPITAL PORTFOLIO,
               SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO,
   SELIGMAN LARGE-CAP VALUE PORTFOLIO AND SELIGMAN SMALLER-CAP VALUE PORTFOLIO

The first sentence of the fifth paragraph of Seligman Capital Portfolio's Principal Investment Strategies has been superseded and replaced as follows:

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

The second and third sentences of the seventh paragraph of the Principal Investment Strategies of Seligman Communications and Information Portfolio have been superseded and replaced as follows:

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 25% of its net assets in foreign investments.

The second and third sentences of the seventh paragraph of the Principal Investment Strategies of each of Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio have been superseded and replaced as follows:

The Portfolio may invest up to 25% of its net assets in foreign investments.

                                                              SL-9913-1 A (6/09)